SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2003

CONCORD EFS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-31527	04-2462252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Horizon Lake Drive, Suite 120, Memphis, Tennessee, 38133 (Address of Principal Executive Offices, including Zip Code)

(901) 371-8000 (Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On October 23, 2003, Concord EFS, Inc. (the “Company”) issued a press release containing financial results for the three- and nine-month periods ended September 30, 2003. The financial results are attached as Exhibit 99.1 and incorporated herein by reference. In the aforementioned press release, the Company reported $0.19 diluted earnings per share on revenue growth of 14%. The information in this Form 8-K, including the exhibit hereto, is incorporated by reference into the Joint Proxy Statement/Prospectus that First Data Corporation has filed with the Securities and Exchange Commission concerning the planned merger involving First Data Corporation and the Company.

Item 7. Financial Statements and Exhibits.

(a)-(b) Not applicable.

(c) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Concord EFS, Inc. financial results for the three- and nine-month periods ended September 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD EFS, INC.

By:	/s/ Edward T. Haslam
Edward T. Haslam
Its:	Senior Vice President, Chief Financial Officer and Treasurer

Date: October 24, 2003

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

99.1	Concord EFS, Inc. financial results for the three- and nine-month periods ended September 30, 2003.